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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-NCD)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-76805                  33-0852169
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

         18400 Von Karman
         Irvine, California                                     92612
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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            On December 21, 1999, a single series of certificates, entitled New
Century Home Equity Loan Trust, Series 1999-NCD (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 1999 (the "Agreement"), among the New Century Mortgage Securities, Inc. as depositor, New Century Mortgage Corporation as master servicer, Firstar Bank, N.A. as trustee and U.S. Bank National Association as trust administrator. On December 30, 1999 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $52,935,677.42 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 30, 1999, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. Other Events
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Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $167,057,046.53 as of December 1, 1999 and (ii) the Pre-Funding Account, which contained approximately $52,935,677.42.

         As more fully described above, on December 30, 1999, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 1999, the end of the "Funding Period" (as defined in the Agreement).



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                                       -3-


Item 7.  Financial Statements and Exhibits
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                    (a)      Not applicable

                    (b)      Not applicable

                    (c)      Exhibits



             Exhibit No.                          Description
             -----------                          -----------

               4.2 Subsequent Transfer Instrument, dated as of December 30, 1999 among New Century Mortgage Securities, Inc. as seller, Firstar Bank, N.A. as trustee and U.S. Bank National Association, as trust administrator.

               99.1 Characteristics of the Mortgage Pool as of December 1, 1999, relating to New Century Home Equity Loan Trust, Series 1999-NCD, Asset Backed Pass-Through Certificates.




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                                       -4-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 30, 1999

                                      NEW CENTURY MORTGAGE
                                      SECURITIES, INC.


                                      By:      /s/John Kontoulis
                                         -------------------------------------
                                      Name:    John Kontoulis
                                      Title:   Senior Vice President




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                                Index to Exhibits
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                                                                  Sequentially
       Exhibit No.          Description                           Numbered Page
       -----------          -----------                           -------------
           4.2        Subsequent Transfer Instrument

           99.1 Characteristics of the Mortgage Pool as of December 1, 1999, relating to New Century Home Equity Loan Trust, Series 1999-NCD, Asset Backed Pass-Through Certificates